Convertible Notes	12 Months Ended
Dec. 31, 2025
Convertible Notes [Abstract]
CONVERTIBLE NOTES

10. CONVERTIBLE NOTES

In September 2024, the Company entered into Convertible Note Purchase Agreements (the “Agreements”) with three investors (the “Purchasers”).

Pursuant to the Agreements, the Company has issued and sold to the Purchasers convertible notes (the “Notes”) with aggregate principal amount of US$5,000,000 before an original issue discount of 20%, The Notes have an interest rate of 8% per annum, and maturity term of three (3) years. The Notes were convertible into Class B Ordinary Shares of the Company (the “Conversion Shares”) at the option of the Purchasers, at a conversion price (the “Conversion Price”) of the higher of (i) 75% of the lowest volume-weighted average trading price of the Class B Ordinary Shares during the ten (10) latest consecutive business days preceding the conversion, and (ii) $0.6 per Class B Ordinary Share. In addition, the Company would issue the Purchasers warrants to purchase one (1) Class B Ordinary Share per Conversion Share (the “Conversion Warrants”) upon the conversion of the Notes, with the exercise price of such Conversion Warrants the same as the Conversion Price of the Notes.

On November 4, 2024, the Company closed the issuance and sale of the Notes to the Purchasers and fully collected net proceeds of $4,000,000 from the Notes. On November 20, 2024, the Company received conversion notice from the Purchasers. On November 25, 2024, the Company issued an aggregate of 7,751,939 Class B Ordinary Shares and 7,751,939 warrants (“Conversion Warrants”) (Note 11) to three Purchasers at conversion price of $0.645 per share. The Conversion Warrants expired as of December 31, 2025.

As of December 31, 2025 and 2024, the Company did not have outstanding convertible notes.